SUPPLEMENT DATED MAY 30, 2013

TO THE PROSPECTUS OF MATTHEWS ASIA FUNDS

DATED APRIL 30, 2013

For all existing and prospective shareholders of Matthews Asia Dividend Fund - Institutional Class (MIPIX)

Effective at market close on June 14, 2013, the Matthews Asia Dividend Fund (the “Asia Dividend Fund”) will be closed to most new investors. The Asia Dividend Fund will continue to accept investments from existing shareholders. However, once a shareholder closes an account, additional investments in the Asia Dividend Fund will not be accepted from that shareholder.

The following section entitled “Who Can Invest in a Closed Fund?” is hereby added to page 70 of the prospectus immediately before the section entitled “Exchanging Shares”:

Who Can Invest in a Closed Fund?

The Asia Dividend Fund has limited sales of its shares after June 14, 2013 because Matthews and the Trustees believe continued unlimited sales may adversely affect the Asia Dividend Fund’s ability to achieve its investment objective.

If you were a shareholder of the Asia Dividend Fund when it closed and your account remains open, you may make additional investments in the Asia Dividend Fund, reinvest any dividends or capital gains distributions in that account or open additional accounts in the Asia Dividend Fund under the same primary Social Security Number. To establish a new account in the Asia Dividend Fund, you must provide written proof of your existing account (e.g., a copy of the account statement) to the Asia Dividend Fund. A request to open a new account in the Asia Dividend Fund will not be deemed to be “in good order” until you provide sufficient written proof of existing ownership of the Asia Dividend Fund to the Asia Dividend Fund or its representative.

In addition, the following categories of investors may continue to invest in the Asia Dividend Fund:

•	Financial advisors and discretionary programs with existing clients in the Asia Dividend Fund
•	Retirement plans or platforms with participants that currently invest in the Asia Dividend Fund
•	Model-based programs with existing accounts in the Asia Dividend Fund
•	Trustees, officers and employees of the Funds and Matthews, and their family members

Please note that some intermediaries may not be able to operationally accommodate additional investments in a closed Fund. The Board of Trustees reserves the right to close a Fund to new investments at any time (including further restrictions on one or more of the above categories of investors) or to re-open a closed Fund to all investors at any future date. If you have any questions about whether you are able to purchase shares of a closed Fund, please call 800-789-ASIA [2742].

Please retain this Supplement with your records.